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                                    FORM 8-K

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 20, 1998
                (Date of Report, date of earliest event reported)


                               STAGE STORES, INC.
             (Exact name of registrant as specified in its charter)


                        Commission file number 001-14035



               DELAWARE
    (State or other jurisdiction of                   76-0407711
    incorporation or organization)       (I.R.S. Employer Identifications No.)

   10201 MAIN STREET, HOUSTON, TEXAS
    (Address of principal executive                      77025
               offices)                               (Zip Code)


                                (713) 667-5601
             (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
             (Former name or address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

      A press release regarding the Company's second quarter and six months 1998 results and certain other matters was issued by the Company on August 20, 1998 and is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Financial statements of business acquired.

          Not applicable.

      (b) Pro forma financial information.

          Not applicable.

      (c)  Exhibits.

          99.1  Press release dated August 20, 1998 issued by the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                STAGE STORES, INC.

AUGUST 20, 1998                                 /s/ JAMES A. MARCUM
 (Date)                                             James A. Marcum
                                                    Vice Chairman and
                                                    Chief Financial Officer

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